EXHIBIT 23.A




                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Farmland Industries, Inc.:



     We consent to the use of our report included herein and to the references to our firm under the headings "Selected Consolidated Financial Data", and "Experts" in the Prospectus.







                                                KPMG PEAT MARWICK LLP


Kansas City, Missouri
November 27, 1996



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